GMAC RFC (GRAPHIC OMITTED)

New Issue Computational Materials

$510,037,000 (Approximate)

RAMP Series 2005-RS4 Trust

Issuer

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-RS4

April 27, 2005

Expected Timing:	Pricing Date:	On or about April [29], 2005
	Settlement Date:	On or about May 6, 2005
	First Payment Date:	May 25, 2005

Structure:	(Fixed and ARMs):	$522,375,000 senior/subordinate structure
	Rating Agencies:	Moody's and Fitch

GMAC RFC Securities (Graphic omitted)

 Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

________________________________________

 This information was prepared by Greenwich Capital Markets, Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales respresentative.

Statement Regarding Assumptions as to Securities, pricing estimates, and other Information

 The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

RAMP Series 2005-RS4

$510,037,000 (Approximate)

Characteristics of the Certificates (1)(2)(3)(4)(5)

Class	Amount ($)	Ratings (Moody's/Fitch)	Bond Type	Delay Days	Interest Accrual Basis	Expected WAL (yrs) To Call	Expected Principal Window To Call	Exp. Maturity To Call	Final Scheduled Maturity
A-1	198,000,000	Aaa/AAA	Senior Floater	0	Actual/360	1.00	1-22	July 2025	July 2025
A-2	77,000,000	Aaa/AAA	Senior Floater	0	Actual/360	2.00	22-28	December 2028	December 2028
A-3	109,000,000	Aaa/AAA	Senior Floater	0	Actual/360	3.50	28-69	October 2033	October 2033
A-4	44,660,000	Aaa/AAA	Senior Floater	0	Actual/360	6.45	69-79	March 2034	April 2035
M-1	14,175,000	Aa1/AA+	Mez Floater	0	Actual/360	4.65	43-79	March 2034	March 2035
M-2	19,163,000	Aa2/AA	Mez Floater	0	Actual/360	4.59	41-79	March 2034	February 2035
M-3	10,500,000	Aa3/AA-	Mez Floater	0	Actual/360	4.54	40-79	March 2034	February 2035
M-4	7,875,000	A1/A+	Mez Floater	0	Actual/360	4.52	39-79	March 2034	January 2035
M-5	7,875,000	A2/A	Mez Floater	0	Actual/360	4.51	39-79	March 2034	January 2035
M-6	6,038,000	A3/A-	Mez Floater	0	Actual/360	4.49	38-79	March 2034	December 2034
M-7	6,038,000	Baa1/BBB+	Mez Floater	0	Actual/360	4.48	38-79	March 2034	November 2034
M-8	5,513,000	Baa2/BBB+	Mez Floater	0	Actual/360	4.48	37-79	March 2034	September 2034
M-9	4,200,000	Baa3/BBB	Mez Floater	0	Actual/360	4.46	37-79	March 2034	July 2034
Offered Certificates	$510,037,000
B-1	3,150,000	Ba1/BB+	Sub Floater	0	Actual/360	4.45	37-79	March 2034	May 2034
B-2	5,250,000	Ba2/BB	Sub Floater	0	Actual/360	4.20	37-79	February 2034	February 2034
B-3	3,938,000	NR/B+	Sub Floater	0	Actual/360	3.42	37-79	January 2033	January 2033
Grand Total	$522,375,000

Notes:

  Class sizes subject to a 10% variance.
  Pricing Speed Assumption:

  Fixed: 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).
  ARMs: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30%

  CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

  The pass-through rate on the Class A Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap Rate and (iii) 14.00% per annum.
  The pass-through rate on the Class M and Class B Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap Rate and (iii) 14.00% per annum.
  If the 10% optional call is not exercised, the margin on the Class A-3 and Class A-4 Certificates will double and the margin on the Class M and Class B Certificates will increase by a 1.5x multiple, beginning on the second Distribution Date after the first possible optional call date.

Issuer: RAMP Series 2005-RS4 Trust.

Certificates: The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (collectively, the "Class A Certificates"), the Class M-1 through Class M-9 Certificates (collectively, the "Class M Certificates") and the Class B-1 through Class B-3 Certificates (collectively, the "Class B Certificates"). The Class B Certificates are not offered hereby.

Lead Manager: Greenwich Capital Markets, Inc. and Credit Suisse First Boston LLC.

Co-Manager: Residential Funding Securities Corp.

Swap Counterparty: TBD.

Depositor: Residential Asset Mortgage Products, Inc. ("RAMP").

Trustee: JPMorgan Chase Bank, National Association.

Master Servicer: Residential Funding Corporation (the "Seller", "Master Servicer" or "Residential Funding"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Subservicer: Primary servicing will be provided by HomeComings Financial Network, Inc. ("HomeComings") with respect to approximately 95.92% of the mortgage loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

Cut-off Date: April 1, 2005 after deducting payments due during the month of April 2005.

Settlement Date: On or about May 6, 2005.

Distribution Dates: 25th of each month (or the next business day if such day is not a business day) commencing on May 25, 2005.

Form of Certificates: Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations: For the Class A, Class M-1, Class M-2 and Class M-3 Certificates: $25,000 and integral multiples of $1 in excess thereof; for the Class M-4 through Class M-9 Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISA Considerations: None of the Certificates are expected to be ERISA eligible.

Legal Investments: The Certificates will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Tax Status: One or more REMIC elections.

Mortgage Loans:

The Mortgage Loans will consist of first lien, fixed-rate and adjustable-rate mortgage loans with an aggregate principal balance of approximately $525,000,000 as of the Cut-off Date. The statistical pool of mortgage loans described herein have an aggregate principal balance of approximately $507,473,259 as of the Cut-off Date.

Prepayment Assumptions:

  Fixed - 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).

  ARMs - 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

Optional Call: If the aggregate principal balance of the mortgage loans falls below 10% of the aggregate original principal balance of the mortgage loans (the "Optional Call Date"), Residential Funding or its designee may terminate the trust. The exercise of the optional call may be subject to limitations as described in the prospectus supplement.

The Negotiated Conduit

Asset Program: The mortgage loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. Through the NCA program, Residential Funding seeks to acquire recently originated mortgage loan products with the characteristics described in the attached collateral tables. The mortgage loans may include a combination of layered risk factors including, but not limited to, credit score, reduced loan documentation, debt-to-income ratio, and loan to value ratio.

Residential Funding's standard programs are identified as follows:

  Jumbo A program, under which Residential Funding purchases "A" quality, non-conforming mortgage loans, which are then securitized under the RFMSI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan made to a borrower with a higher total debt-to-income ratio than that allowed by Residential Funding's "Jumbo A" program.

  Expanded Criteria program, under which Residential Funding purchases mortgage loans to "A" quality borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan where the combination of loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded Criteria" program guidelines.

  Home Solution program, under which Residential Funding purchases first lien "A"quality mortgage loans with LTVs up to 107% and for which the related borrowers may have limited cash, may not want to take cash out of their investments, or may want to finance the full value of the home plus closing costs, which are then securitized under the RAMP-RZ shelf. An example of an NCA program loan includes, but is not limited to, a loan made to a borrower who does not meet reserve requirements of the program or whose total debt-to-income exceeds underwriting guidelines of Residential Funding's "Home Solution" program.

  AlterNet program, under which Residential Funding purchases mortgage loans with characteristics that do not meet traditional "A" quality credit requirements, which are then securitized under the RASC shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within Residential Funding's "AlterNet" program guidelines allow.

Credit Enhancement: A. Subordination.

Credit enhancement for the Class A Certificates will include the subordination of the Class M and Class B Certificates. Credit enhancement for the Class M Certificates will include the subordination of the Class B Certificates.

Initial Subordination (including the OC Deposit):
Class	At Closing	On the Stepdown Date
Class A	18.35%	36.70%
Class M-1	15.65%	31.30%
Class M-2	12.00%	24.00%
Class M-3	10.00%	20.00%
Class M-4	8.50%	17.00%
Class M-5	7.00%	14.00%
Class M-6	5.85%	11.70%
Class M-7	4.70%	9.40%
Class M-8	3.65%	7.30%
Class M-9	2.85%	5.70%
Class B-1	2.25%	4.50%
Class B-2	1.25%	2.50%
Class B-3	0.50%	1.00%

B. Overcollateralization ("OC")

Initial (% Orig.)	0.50%
OC Target (% Orig.)	0.50%
OC Floor (% Orig.)	0.50%
OC Holiday	None

    Excess Spread

    Initially equal to approximately 441 bps per annum.

    Swap Agreement

Credit enhancement for the Class A, Class M and Class B Certificates will include net payments made by the swap counterparty to the trustee pursuant to the swap agreement.

Priority of Payments: Payments to the holders of the Certificates will be made from the available amount generally as follows:

    Distribution of accrued and unpaid interest to the certificates;

    Distribution of principal to the certificates, in the priority described herein;

    Distribution of principal to the certificates from the excess interest on the mortgage loans, to cover realized losses;

    Distribution of additional principal to the certificates from the excess interest on the mortgage loans, to the extent necessary to maintain the required level of overcollateralization;

    Payment to the certificates in respect of prepayment interest shortfalls;

    To the extent provided in the prospectus supplement, (a) payment to the Class A Certificates in respect of any Basis Risk Shortfall Carry-Forward Amount in the priority described in the prospectus supplement, and (b) payment to the Class M Certificates and Class B Certificates, in respect of any Basis Risk Shortfall Carry-Forward Amount in the priority described in the prospectus supplement;

    Payment to the certificates in respect of current relief act shortfalls;

    To pay to the holders of the Class A Certificates, pro rata, and then to the Class M and Class B Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

    To the Swap Counterparty, any termination payment triggered by a swap termination event; and

    Distribution of any remaining funds to the non-offered certificates.

Any payments under clauses (1), (3), (4), (5), (6), (7) and (8) shall be made to the extent not covered by amounts paid pursuant to the Swap Agreement.

Interest Accrual Period: From and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date on an actual/360 basis.

Pass-Through Rates: Class A Pass-Through Rates:

  On each Distribution Date, the Class A Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin, and beginning on the second Distribution Date after the first possible Optional Call Date, and with respect to the Class A-3 and Class A-4 Certificates, One-Month LIBOR plus 2 times the related margin, (y) the Net WAC Cap Rate and (z) 14.00% per annum.

Class M and Class B Pass-Through Rates:

  On each Distribution Date, the Pass-Through Rate on the Class M Certificates and Class B Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin, and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus 1.5 times the Margin, (y) the Net WAC Cap Rate and (z) 14.00% per annum.

Net WAC

Cap Rate: For any Distribution Date, a per annum rate equal to (a) the weighted average of the Net Mortgage Rates of the Mortgage Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period minus (b) the amounts paid to the Swap Counterparty divided by the aggregate principal balance of the Mortgage Loans, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

For any Distribution Date on which the Pass-Through Rate on the Class A, Class M or Class B Certificates is limited to the Net WAC Cap Rate, the resulting shortfall (the "Basis Risk Shortfall") will carry forward with interest thereon, subject to a maximum of 14.00% per annum (the "Basis Risk Shortfall Carry-Forward Amount"). The payments from the Swap Agreement will be available to cover any shortfalls on the Class A, Class M and Class B Certificates resulting from the application of the Net WAC Cap Rate.

Weighted Average

Monthly Fees:

Master servicing fee and subservicing fee of approximately:

0.388% per annum

Net Mortgage Rate: With respect to any mortgage loan, the mortgage rate minus (a) the master servicing fee and (b) the sub-servicing fee.

Eligible Master

Servicing Compensation: For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

Advances: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of the aggregate stated principal balance of the mortgage loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the Class A, Class M and Class B Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Required

Overcollateralization Amount: With respect to any Distribution Date, 0.50% of the aggregate stated principal balance of the mortgage loans as of the Cut-Off Date.

Trigger Event: A Trigger Event is in effect on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds [42.30]% of the Senior Enhancement Percentage or (ii) cumulative realized losses on the mortgage loans as a percentage of the initial aggregate principal balance of the mortgage loans as of the Cut-off Date exceed the following amounts:
Loss Trigger
Months 37-48	[2.75]% in the first month plus an additional 1/12th of [1.50]% for every month thereafter
Months 49-60	[4.25]% in the first month plus an additional 1/12th of [1.25]% for every month thereafter
Months 61-72	[5.50]% in the first month plus an additional 1/12th of [0.75]% for every month thereafter
Months 73 and thereafter	[6.25]%

Sixty-Plus Delinquency

Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of the mortgage loans immediately preceding that Distribution Date.

Senior

Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M and Class B Certificates and (ii) the Overcollateralization Amount, in each case prior to the distribution of the aggregate Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date.

Overcollateralization

Floor: An amount equal to 0.50% of the aggregate stated principal balance of the mortgage loans as of the Cut-off Date.

Overcollateralization

Increase Amount: With respect to any Distribution Date, an amount equal to the lesser of (i) available excess cash flow from the mortgage loans available for payment of the Overcollateralization Increase Amount and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization

Reduction Amount: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the mortgage loans for that Distribution Date.

Excess Overcollateralization

Amount: With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount.

Principal

Distribution Amount: As to any Distribution Date, the lesser of (i) the aggregate certificate principal balance of the Class A, Class M and Class B Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the mortgage loans other than Subsequent Recoveries minus any net swap payments or swap termination payment not due to a swap provider trigger event due to the Swap Counterparty remaining unpaid (after application of interest collections used for this purpose on such Distribution Date) and (b) the Overcollateralization Increase Amount less (c) the Overcollateralization Reduction Amount.

Class A Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the Principal Distribution Amount for that Distribution Date; and

  the excess, if any, of (A) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class A Principal

Distributions: The Class A Principal Distribution Amount will be distributed, sequentially, to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, in each case until the certificate principal balance thereof has been reduced to zero.

Class M-1 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-2 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-3 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-4 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-5 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-6 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-7 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-8 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-9 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class B-1 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class B-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class B-2 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class B-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class B-3 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class B-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Subordination

Percentage: As to any class of Class A, Class M or Class B Certificates, the respective approximate percentage set forth below:
Class	Percentage
A	63.30%
M-1	68.70%
M-2	76.00%
M-3	80.00%
M-4	83.00%
M-5	86.00%
M-6	88.30%
M-7	90.60%
M-8	92.70%
M-9	94.30%
B-1	95.50%
B-2	97.50%
B-3	99.00%

Stepdown Date: The Distribution Date which is the later to occur of (x) the Distribution Date in May 2008 and (y) the first distribution date on which the Senior Enhancement Percentage is equal to or greater than 36.70%.

Subsequent Recoveries: Subsequent recoveries, net of reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.

Swap Agreement: On the Closing Date, the Trustee will enter into a Swap Agreement with [ ] (the "Swap Counterparty") for the benefit of the Class A, Class M and Class B Certificates. The Swap Agreement will have an initial notional amount of approximately $520,800,000. Under the Swap Agreement, (i) the trust shall be obligated to pay to the Swap Counterparty an amount equal to 4.000% per annum on the lesser of (a) the swap notional amount set forth below and (b) the aggregate principal balance of the Class A, Class M and Class B Certificates (the "Notional Balance") and (ii) the trust will be entitled to receive an amount equal to One-Month LIBOR on the swap notional amount set forth below or the Notional Balance from the Swap Counterparty, on each Distribution Date, accrued during the swap accrual period (19 days in the case of the first accrual period), until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party. Upon early termination of the Swap Agreement, the trust or the Swap Counterparty may be liable to make a termination payment (the "Swap Termination Payment") to the other party, regardless of which party caused the termination. The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders (other than a Swap Termination Payment due to a Swap Provider Trigger Event). Shown below is the aggregate swap notional amount schedule, which generally has been derived by adding (A) for the fixed rate collateral, a notional balance corresponding to 1.5x the pricing speed and (B) for the adjustable rate collateral (1) during the respective fixed rate period, a notional balance corresponding to 40% CPR and (2) during the respective adjustable rate period, zero minus and subtracting (C) the Required Overcollateralization Amount.

Swap Agreement Notional Balance Schedule
Period	Notional Balance ($)	Period	Notional Balance ($)
1	520,800,000.00	31	77,799,143.03
2	502,428,541.30	32	74,923,357.38
3	484,485,943.02	33	72,150,771.02
4	466,941,324.37	34	69,477,587.28
5	449,767,391.38	35	66,438,724.15
6	431,191,845.96	36	63,339,819.56
7	411,514,718.52	37	48,427,820.49
8	395,532,729.77	38	42,340,976.08
9	379,844,103.42	39	40,917,582.31
10	364,773,375.23	40	39,539,530.59
11	350,099,494.99	41	38,205,358.78
12	336,213,770.05	42	36,913,652.73
13	322,880,553.97	43	35,663,044.69
14	310,077,584.06	44	34,452,211.73
15	297,783,503.60	45	33,279,874.27
16	285,977,824.77	46	32,144,794.56
17	274,640,892.97	47	31,045,775.36
18	263,753,852.66	48	29,981,658.55
19	253,298,614.69	49	28,951,323.82
20	243,257,824.85	50	27,953,687.39
21	233,614,833.78	51	26,987,700.86
22	224,353,668.14	52	26,052,349.93
23	215,459,002.87	53	25,146,653.40
24	206,766,768.78	54	24,269,661.91
25	97,754,539.40	55	23,388,858.51
26	93,869,706.93	56	22,487,169.69
27	90,415,549.66	57	21,695,641.37
28	87,085,931.52	58	20,807,153.63
29	83,876,249.15	59	19,622,873.50
30	80,782,073.48	60	0.00

Swap Account: Funds payable under the Swap Agreement will be deposited into a reserve account (the "Swap Account").

Funds in the Swap Account that are payable to the Swap Counterparty will be paid from any available funds prior to distributions on the Certificates and will be distributed on each Distribution Date in the following order of priority:

    to the Swap Counterparty, any net amounts owed to the Swap Counterparty under the Swap Agreement for such Distribution Date; and

    to the Swap Counterparty, any Swap Termination Payment not due to a Swap Provider Trigger Event.

Funds in the Swap Account that are payable to the trust will be distributed on each Distribution Date in the following order of priority:

    to pay the holders of the Class A Certificates, pro rata, and then to the Class M and Class B Certificates, in order of priority, the principal portion of any realized losses incurred for the preceding calendar month;

    distribution of additional principal to the certificates, to restore the required level of overcollateralization;

    to the holders of the Class A Certificates, to pay accrued and unpaid interest resulting from prepayment interest shortfalls, on a pro rata basis, to the extent unpaid from interest collections;

    to the holders of the Class M Certificates and Class B Certificates, in order of priority, to pay accrued and unpaid interest resulting from prepayment interest shortfalls to the extent unpaid from interest collections;

    to pay, first to the Class A Certificates, on a pro rata basis, any Basis Risk Shortfall Carry-Forward Amount, as applicable, for such Distribution Date and second, sequentially to the Class M Certificates and Class B Certificates, in order of priority, any Basis Risk Shortfall Carry-Forward Amount for such Distribution Date;

    to the holders of the Class A Certificates, to pay accrued and unpaid interest resulting from relief act shortfalls, on a pro rata basis, to the extent unpaid from interest collections;

    to the holders of the Class M Certificates and Class B Certificates, in order of priority, to pay accrued and unpaid interest resulting from relief act shortfalls to the extent unpaid from interest collections;

    to pay the holders of the Class A Certificates, pro rata, and then to the Class M and Class B Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

    to the party named in the pooling and servicing agreement, any remaining amounts.

Net WAC Cap Schedule

[Subject to Change]
Period	Net WAC Rate (1) (%)	EFFECTIVE RATE (1,2) (%)	period	Net WAC Rate (1) (%)	EFFECTIVE RATE (1,2) (%)
1	10.33	10.33	41	9.54	13.27
2	6.90	22.50	42	10.32	14.01
3	7.13	22.16	43	9.97	13.68
4	6.90	21.64	44	10.29	13.95
5	6.94	21.30	45	9.94	13.62
6	7.18	21.03	46	9.92	13.59
7	6.95	20.50	47	10.97	14.53
8	7.18	20.35	48	10.22	13.86
9	6.95	19.97	49	10.54	14.14
10	6.95	19.76	50	10.18	13.79
11	7.72	20.01	51	10.50	14.07
12	6.97	19.43	52	10.14	13.72
13	7.20	19.41	53	10.12	13.68
14	6.97	19.13	54	10.47	13.98
15	7.20	19.12	55	10.11	13.64
16	6.97	18.83	56	10.43	13.89
17	6.97	18.69	57	10.08	13.56
18	7.20	18.68	58	10.10	13.53
19	6.97	18.40	59	11.20	14.46
20	7.20	18.40	60	10.35	10.35
21	6.97	18.13	61	10.67	10.67
22	6.97	18.01	62	10.30	10.30
23	7.72	18.56	63	10.62	10.62
24	8.40	19.62	64	10.25	10.25
25	8.66	14.19	65	10.23	10.23
26	8.36	13.97	66	10.55	10.55
27	8.62	14.24	67	10.19	10.19
28	8.34	13.97	68	10.50	10.50
29	8.33	13.93	69	10.14	10.14
30	9.10	14.62	70	10.11	10.11
31	8.79	14.33	71	11.17	11.17
32	9.08	14.54	72	10.06	10.06
33	8.77	14.25	73	10.37	10.37
34	8.77	14.21	74	10.01	10.01
35	9.40	14.68	75	10.32	10.32
36	9.60	14.88	76	9.97	9.97
37	9.90	14.04	77	9.94	9.94
38	9.57	13.33	78	10.25	10.25
39	9.87	13.59	79	9.89	9.89
40	9.54	13.28

Notes:

(1) Assumes all index values remain constant at 20.00%.

(2) The effective available funds cap rate (the "Effective Rate") is a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Certificates and (ii) the weighted average Net Mortgage Rate of the mortgage loans plus (B) the net swap payment, if any, divided by the aggregate certificate principal balance of the Class A, Class M and Class B Certificates multiplied by 360 divided by actual number of days.

Class A Sensitivity Analysis

To 10% Call
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-1
Avg. Life (yrs)	12.82	1.62	1.22	1.00	0.85	0.75
Principal Window	1-242	1-36	1-26	1-22	1-18	1-16
Principal Window Months	242	36	26	22	18	16
Class A-2
Avg. Life (yrs)	21.81	3.72	2.53	2.00	1.73	1.50
Principal Window	242-283	36-56	26-38	22-28	18-24	16-21
Principal Window Months	42	21	13	7	7	6
Class A-3
Avg. Life (yrs)	26.17	7.42	4.98	3.50	2.36	2.00
Principal Window	283-341	56-139	38-94	28-69	24-36	21-29
Principal Window Months	59	84	57	42	13	9
Class A-4
Avg. Life (yrs)	28.75	12.93	8.81	6.45	4.95	2.68
Principal Window	341-346	139-158	94-108	69-79	36-62	29-49
Principal Window Months	6	20	15	11	27	21

Class A Sensitivity Analysis

To Maturity
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-1
Avg. Life (yrs)	12.82	1.62	1.22	1.00	0.85	0.75
Principal Window	1-242	1-36	1-26	1-22	1-18	1-16
Principal Window Months	242	36	26	22	18	16
Class A-2
Avg. Life (yrs)	21.81	3.72	2.53	2.00	1.73	1.50
Principal Window	242-283	36-56	26-38	22-28	18-24	16-21
Principal Window Months	42	21	13	7	7	6
Class A-3
Avg. Life (yrs)	26.17	7.42	4.98	3.50	2.36	2.00
Principal Window	283-341	56-139	38-94	28-69	24-36	21-29
Principal Window Months	59	84	57	42	13	9
Class A-4
Avg. Life (yrs)	29.17	16.41	11.49	8.57	6.61	2.70
Principal Window	341-359	139-317	94-250	69-194	36-155	29-127
Principal Window Months	19	179	157	126	120	99

Class M Sensitivity Analysis

To 10% Call
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-1
Avg. Life (yrs)	26.64	8.68	5.87	4.65	4.53	4.05
Principal Window	275-346	51-158	37-108	43-79	50-62	49-49
Principal Window Months	72	108	72	37	13	1
Class M-2
Avg. Life (yrs)	26.64	8.68	5.87	4.59	4.23	4.05
Principal Window	275-346	51-158	37-108	41-79	45-62	49-49
Principal Window Months	72	108	72	39	18	1
Class M-3
Avg. Life (yrs)	26.64	8.68	5.87	4.54	4.06	4.05
Principal Window	275-346	51-158	37-108	40-79	43-62	48-49
Principal Window Months	72	108	72	40	20	2
Class M-4
Avg. Life (yrs)	26.64	8.68	5.87	4.52	3.98	3.92
Principal Window	275-346	51-158	37-108	39-79	42-62	46-49
Principal Window Months	72	108	72	41	21	4
Class M-5
Avg. Life (yrs)	26.64	8.68	5.87	4.51	3.92	3.76
Principal Window	275	51	37	39	40	43
Principal Window Months	72	108	72	41	23	7
Class M-6
Avg. Life (yrs)	26.64	8.67	5.87	4.49	3.87	3.64
Principal Window	275-346	51-158	37-108	38-79	40-62	42-49
Principal Window Months	72	108	72	42	23	8
Class M-7
Avg. Life (yrs)	26.64	8.67	5.87	4.48	3.83	3.57
Principal Window	275-342	51-158	37-108	38-79	39-62	41-49
Principal Window Months	72	108	72	42	24	9
Class M-8
Avg. Life (yrs)	26.64	8.67	5.87	4.48	3.81	3.50
Principal Window	275-346	51-158	37-108	37-79	38-62	40-49
Principal Window Months	72	108	72	43	25	10
Class M-9
Avg. Life (yrs)	26.64	8.68	5.87	4.46	3.78	3.44
Principal Window	275-346	51-158	37-108	37-79	38-62	39-49
Principal Window Months	72	108	72	43	25	11

Class M Sensitivity Analysis

To Maturity
Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-1
Avg. Life (yrs)	26.75	9.56	6.54	5.18	4.94	7.55
Principal Window	275-358	51-276	37-203	43-154	50-121	71-125
Principal Window Months	84	226	167	112	72	55
Class M-2
Avg. Life (yrs)	26.75	9.53	6.51	5.09	4.62	5.19
Principal Window	275-357	51-268	37-195	41-148	45-116	53-94
Principal Window Months	83	218	159	108	72	42
Class M-3
Avg. Life (yrs)	26.75	9.49	6.47	5.02	4.42	4.47
Principal Window	275-357	51-254	37-182	40-137	43-108	48-87
Principal Window Months	83	204	146	98	66	40
Class M-4
Avg. Life (yrs)	26.75	9.45	6.43	4.97	4.32	4.21
Principal Window	275-356	51-244	37-174	39-130	42-102	46-82
Principal Window Months	82	194	138	92	61	37
Class M-5
Avg. Life (yrs)	26.74	9.40	6.39	4.92	4.23	4.02
Principal Window	275-356	51-235	37-166	39-124	40-97	43-78
Principal Window Months	82	185	130	86	58	36
Class M-6
Avg. Life (yrs)	26.74	9.33	6.34	4.86	4.15	3.88
Principal Window	275-355	51-224	37-156	38-117	40-91	42-73
Principal Window Months	81	174	120	80	52	32
Class M-7
Avg. Life (yrs)	26.73	9.24	6.27	4.80	4.07	3.77
Principal Window	275-354	51-213	37-148	38-110	39-86	41-69
Principal Window Months	80	163	112	73	48	29
Class M-8
Avg. Life (yrs)	26.71	9.11	6.17	4.72	3.99	3.65
Principal Window	275-352	51-199	37-137	37-102	38-79	40-64
Principal Window Months	78	149	101	66	42	25
Class M-9
Avg. Life (yrs)	26.69	8.93	6.04	4.60	3.88	3.53
Principal Window	275-350	51-183	37-125	37-93	38-72	39-58
Principal Window Months	76	133	89	57	35	20

RAMP Series 2005-RS4 - Collateral Characteristics

Aggregate Summary Report

(Statistical Pool)
Principal Balance	$507,473,259
Number of Mortgage Loans	3,496

Average	Minimum	Maximum
Original Principal Balance	$145,316.93	$20,000.00	$1,499,950.00
Current Principal Balance	$145,158.25	$19,563.21	$1,497,716.68

Weighted Average	Minimum	Maximum
Original Term (mos)	358	120	360
Remaining Term to Stated Maturity (mos)	357	118	360
Age (mos)	1	0	21
Mortgage Rate (%)	7.5191	4.2500	11.8500
Loan-to-Value Ratio (%)	93.72	14.00	107.00

Credit Score	665	453	821

Margin (%)	6.0603	2.0500	10.7500
Initial Periodic Cap (%)	2.8967	1.0000	6.1250
Periodic Cap (%)	1.3066	1.0000	6.0000
Maximum Mortgage Rate (%)	13.6517	7.3750	17.6250
Minimum Mortgage Rate (%)	6.4514	2.0500	10.8750
Next Rate Adj. (mos)	27	3	119

Lien Position	% of Mortgage Loans	Loan Type	% of Mortgage Loans
1st Lien	100.00	Adjustable-rate	77.41
Fixed-rate	22.59
Occupancy	% of Mortgage Loans
Primary Residence	79.20	Loan Purpose	% of Mortgage Loans
Non-Owner Occupied	18.44	Purchase	60.86
Second/Vacation	2.36	Equity Refinance	31.15
Rate/Term Refinance	7.99
Documentation	% of Mortgage Loans
Full Documentation	67.93	Property Type	% of Mortgage Loans
Reduced Documentation	32.07	Single-family detached	74.48
PUD (detached)	11.15
Servicing	% of Mortgage Loans	Two- to four-family units	6.28
Homecomings	95.92	Condo Low-rise	5.05
Other	4.08	PUD (attached)	1.89
Townhouse	0.70
Delinquency	% of Mortgage Loans	Condo Mid-rise	0.23
Current	99.79	Condo High-rise	0.19
30 to 59 Days Delinquent	0.21	Leasehold	0.02

% with Active Prepayment Penalty	63.23

% over 80% LTV with MI	5.55

IO Loans (%)	8.17

Aggregate Credit Score Distribution
				Average	Weighted
		Current	% of Current	Current	Average
	Number of	Principal	Principal	Principal	Original
Range of Credit Scores	Loans	Balance	Balance	Balance	LTV
499 or less	1	$129,520	0.03%	$129,520	100.00%
500 to 519	7	1,289,175	0.25	184,168	81.15
520 to 539	16	2,416,270	0.48	151,017	76.72
540 to 559	22	2,943,158	0.58	133,780	87.15
560 to 579	58	7,616,116	1.50	131,312	91.84
580 to 599	329	44,185,823	8.71	134,303	95.52
600 to 619	493	66,641,381	13.13	135,175	95.62
620 to 639	413	62,347,148	12.29	150,962	92.21
640 to 659	452	69,819,587	13.76	154,468	93.04
660 to 679	314	50,582,115	9.97	161,090	91.80
680 to 699	395	58,505,880	11.53	148,116	94.38
700 to 719	273	40,512,034	7.98	148,396	94.17
720 to 739	247	34,540,322	6.81	139,839	93.50
740 to 759	204	27,498,253	5.42	134,795	95.86
760 or greater	251	34,388,460	6.78	137,006	95.58
Subtotal with Credit Score	3,475	503,415,241	99.20	144,868	93.82
Not Available	21	4,058,019	0.80	193,239	81.43
Total	3,496	$507,473,259	100.00%	$145,158	93.72%

Aggregate Credit Scores indicated as having a Credit Score that is "Not Available" include certain Aggregate Credit Scores where the Credit Score was not provided by the related seller and Aggregate Credit Scores where no credit history can be obtained for the related mortgagor.

Aggregate Original Mortgage Loan Principal Balances
Average	Weighted	Weighted
Current	% of Current	Current	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Amount ($)	Loans	Balance	Balance	Balance	Score	LTV
100,000 or less	1,308	$95,915,145	18.90%	$73,330	666	95.89%
100,001 to 200,000	1,570	223,438,640	44.03	142,318	662	95.72
200,001 to 300,000	396	95,847,808	18.89	242,040	663	93.71
300,001 to 400,000	132	45,221,646	8.91	342,588	663	88.07
400,001 to 500,000	63	27,998,193	5.52	444,416	673	88.86
500,001 to 600,000	9	4,995,625	0.98	555,069	664	85.56
600,001 to 700,000	10	6,413,016	1.26	641,302	692	87.38
700,001 to 800,000	3	2,248,899	0.44	749,633	668	78.99
800,001 to 900,000	1	860,000	0.17	860,000	626	80.00
900,001 to 1,000,000	2	1,938,424	0.38	969,212	745	72.11
1,000,001 to 1,100,000	1	1,098,146	0.22	1,098,146	667	54.00
1,400,001 to 1,500,000	1	1,497,717	0.30	1,497,717	722	60.00
Total	3,496	$507,473,259	100.00%	$145,158	665	93.72%

Aggregate Mortgage Rates
Weighted	Weighted
Average	Average	Average
Original Mortgage	Number of	Principal	% of Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
4.000 to 4.499	1	$457,500	0.09%	$457,500	626	75.00%
4.500 to 4.999	5	1,352,317	0.27	270,463	672	81.90
5.000 to 5.499	35	7,068,967	1.39	201,970	682	75.79
5.500 to 5.999	122	27,539,804	5.43	225,736	680	86.59
6.000 to 6.499	252	48,361,059	9.53	191,909	686	87.65
6.500 to 6.999	499	86,392,602	17.02	173,131	696	91.86
7.000 to 7.499	466	70,752,505	13.94	151,829	676	93.93
7.500 to 7.999	749	107,000,140	21.08	142,857	664	95.82
8.000 to 8.499	490	59,113,326	11.65	120,639	645	97.44
8.500 to 8.999	538	61,570,721	12.13	114,444	635	97.33
9.000 to 9.499	185	20,735,842	4.09	112,086	619	97.59
9.500 to 9.999	102	11,585,973	2.28	113,588	604	96.45
10.000 to 10.499	39	4,112,721	0.81	105,454	598	95.50
10.500 to 10.999	9	1,167,662	0.23	129,740	588	95.25
11.000 to 11.499	1	57,874	0.01	57,874	621	100.00
11.500 to 11.999	3	204,246	0.04	68,082	600	90.99
Total	3,496	$507,473,259	100.00%	$145,158	665	93.72%

Aggregate Net Mortgage Rates
Average	Weighted	Weighted
Current	% of Current	Current	Average	Average
Net Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
3.500 to 3.999	1	$457,500	0.09%	$457,500	626	75.00%
4.000 to 4.499	3	887,517	0.17	295,839	679	86.08
4.500 to 4.999	15	2,966,804	0.58	197,787	675	73.59
5.000 to 5.499	106	25,537,439	5.03	240,919	677	84.27
5.500 to 5.999	211	42,881,553	8.45	203,230	685	85.96
6.000 to 6.499	391	68,709,725	13.54	175,728	694	91.70
6.500 to 6.999	545	84,197,356	16.59	154,491	682	93.28
7.000 to 7.499	692	100,982,185	19.90	145,928	667	95.13
7.500 to 7.999	594	74,902,452	14.76	126,098	650	97.86
8.000 to 8.499	534	61,475,102	12.11	115,122	636	97.27
8.500 to 8.999	258	28,721,334	5.66	111,323	627	97.79
9.000 to 9.499	93	10,286,881	2.03	110,612	606	96.35
9.500 to 9.999	44	4,572,565	0.90	103,922	595	95.34
10.000 to 10.499	5	632,727	0.12	126,545	587	95.97
10.500 to 10.999	1	57,874	0.01	57,874	621	100.00
11.000 to 11.499	3	204,246	0.04	68,082	600	90.99
Total	3,496	$507,473,259	100.00%	$145,158	665	93.72%

Aggregate Original Loan-to-Value Ratios
					Average Weighted
		Current	% of Current	Current	Average
Original Loan-to-Value	Number of	Principal	Principal	Principal	Credit
Ratio (%)	Loans	Balance	Balance	Balance	Score
0.01 to 50.00	21	$3,908,399	0.77%	$186,114	630
50.01 to 55.00	9	2,454,345	0.48	272,705	657
55.01 to 60.00	6	1,985,338	0.39	330,890	708
60.01 to 65.00	11	3,591,964	0.71	326,542	677
65.01 to 70.00	26	5,950,539	1.17	228,867	656
70.01 to 75.00	38	6,591,575	1.30	173,462	650
75.01 to 80.00	308	54,680,091	10.77	177,533	679
80.01 to 85.00	93	13,388,805	2.64	143,966	630
85.01 to 90.00	295	49,788,089	9.81	168,773	653
90.01 to 95.00	571	86,921,028	17.13	152,226	642
95.01 to 100.00	2,037	266,915,968	52.60	131,034	672
100.01 to 105.00	76	10,413,539	2.05	137,020	697
105.01 to 110.00	5	883,579	0.17	176,716	719
Total	3,496	$507,473,259	100.00%	$145,158	665

Aggregate Geographical Distribution of Mortgaged Properties
				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Number of		Principal	Principal	Principal	Credit	Original
State	Loans	Balance	Balance	Balance	Score	LTV
Alabama	88	$9,497,346	1.87%	$107,924	655	96.24%
Alaska	3	594,391	0.12	198,130	686	100.00
Arizona	71	12,491,586	2.46	175,938	658	92.00
Arkansas	30	2,455,512	0.48	81,850	665	98.15
California	130	37,403,162	7.37	287,717	665	84.23
Colorado	59	11,984,166	2.36	203,121	683	96.99
Connecticut	27	5,611,982	1.11	207,851	668	92.10
Delaware	9	1,962,878	0.39	218,098	653	96.06
District of Columbia	7	2,018,934	0.40	288,419	663	72.07
Florida	296	47,338,223	9.33	159,926	670	91.57
Georgia	188	25,274,481	4.98	134,439	668	95.52
Hawaii	7	3,420,737	0.67	488,677	704	92.01
Idaho	30	4,603,019	0.91	153,434	655	90.12
Illinois	181	27,671,139	5.45	152,879	672	95.90
Indiana	198	21,060,842	4.15	106,368	664	98.31
Iowa	36	3,345,029	0.66	92,917	653	96.69
Kansas	34	3,090,608	0.61	90,900	661	97.06
Kentucky	65	6,231,375	1.23	95,867	656	97.32
Louisiana	58	6,367,799	1.25	109,790	670	95.66
Maine	6	1,143,544	0.23	190,591	676	92.65
Maryland	55	12,611,472	2.49	229,299	654	89.59
Massachusetts	13	3,131,095	0.62	240,853	673	88.03
Michigan	183	22,506,461	4.44	122,986	650	95.44
Minnesota	68	13,019,554	2.57	191,464	658	96.09
Mississippi	33	3,383,491	0.67	102,530	637	97.27
Missouri	140	16,200,228	3.19	115,716	646	94.98
Montana	6	524,450	0.10	87,408	742	94.04
Nebraska	18	1,889,811	0.37	104,990	689	98.67
Nevada	30	5,826,471	1.15	194,216	660	90.89
New Hampshire	8	2,513,560	0.50	314,195	702	88.73
New Jersey	53	13,037,326	2.57	245,987	669	92.75
New Mexico	12	1,539,403	0.30	128,284	674	91.03
New York	51	11,800,908	2.33	231,390	663	90.89
North Carolina	109	13,803,120	2.72	126,634	671	91.45
North Dakota	2	236,799	0.05	118,399	622	100.00
Ohio	181	20,809,572	4.10	114,970	663	97.78
Oklahoma	38	3,305,403	0.65	86,984	682	97.15
Oregon	19	3,483,613	0.69	183,348	661	95.19
Pennsylvania	124	15,851,311	3.12	127,833	655	95.55
Rhode Island	2	222,663	0.04	111,331	641	51.22
South Carolina	73	9,073,803	1.79	124,299	652	94.50
South Dakota	1	104,350	0.02	104,350	597	95.00
Tennessee	151	16,251,872	3.20	107,628	653	97.92
Texas	246	28,601,078	5.64	116,265	676	95.25

Continued Next Page...

Average	Weighted	Weighted
Current	% of Current	Current	Average	Average
Number of	Principal	Principal	Principal	Credit	Original
State (Continued)	Loans	Balance	Balance	Balance	Score	LTV
Utah	30	$4,539,184	0.89%	$151,306	702	98.61%
Virginia	133	24,481,958	4.82	184,075	659	91.81
Washington	72	11,230,285	2.21	155,976	683	95.77
West Virginia	16	1,908,189	0.38	119,262	642	95.15
Wisconsin	99	11,039,744	2.18	111,513	661	97.11
Wyoming	7	979,333	0.19	139,905	640	97.77
Total	3,496	$507,473,259	100.00%	$145,158	665	93.72%

Aggregate Mortgage Loan Purpose
				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Loan	Number of	Principal	Principal	Principal	Credit	Original
Purpose	Loans	Balance	Balance	Balance	Score	LTV
Equity Refinance	1,004	$158,097,293	31.15%	$157,467	644	91.19%
Purchase	2,274	308,842,418	60.86	135,815	676	95.64
Rate/Term Refinance	218	40,533,548	7.99	185,934	658	88.98
Total	3,496	$507,473,259	100.00%	$145,158	665	93.72%

Aggregate Occupancy Type
				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Occupancy	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Non Owner Occupied	836	$93,571,413	18.44%	$111,928	721	94.64%
Primary Residence	2,597	401,923,994	79.20	154,765	651	93.67
Second / Vacation	63	11,977,852	2.36	190,125	682	88.32
Total	3,496	$507,473,259	100.00%	$145,158	665	93.72%

Aggregate Mortgaged Property Types

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Property	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Condominium High Rise (9 Stories or more)	4	$981,844	0.19%	$245,461	708	85.34%
Condominium Low Rise (less than 5 Stories)	178	25,616,605	5.05	143,914	673	92.87
Condominium Mid Rise (5 to 8 stories)	7	1,157,297	0.23	165,328	698	98.78
Leasehold	1	113,861	0.02	113,861	592	95.00
Planned Unit Development (Attached)	64	9,599,368	1.89	149,990	677	94.32
Planned Unit Development (Detached)	290	56,580,318	11.15	195,105	667	91.56
Single Family Detached	2,714	377,969,898	74.48	139,267	660	94.23
Two to Four Family Units	208	31,879,924	6.28	153,269	699	92.06
Townhouse	30	3,574,144	0.70	119,138	663	94.29
Total	3,496	$507,473,259	100.00%	$145,158	665	93.72%

Aggregate Mortgage Loan Documentation Types
				Average	Weighted	Weighted
				Current	Average	Average
Number of		Principal	% of Principal	Principal	Credit	Original
Documentation Type	Loans	Balance	Balance	Balance	Score	LTV
Full Documentation	2,627	$344,738,769	67.93%	$131,229	661	96.14%
Reduced Documentation	869	162,734,490	32.07	187,266	672	88.59
Total	3,496	$507,473,259	100.00%	$145,158	665	93.72%

Aggregate Prepayment Penalty Terms

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Prepayment	Number of	Principal	Principal	Principal	Credit	Original
Penalty Term	Loans	Balance	Balance	Balance	Score	LTV
None	1,238	$186,607,757	36.77%	$150,733	676	91.03%
12 Months PP	135	26,363,144	5.19	195,283	675	91.95
24 Months PP	1,382	193,737,370	38.18	140,186	645	95.63
36 Months PP	707	95,316,323	18.78	134,818	681	95.83
60 Months PP	29	4,792,295	0.94	165,252	665	88.28
Other	5	656,371	0.13	131,274	640	100.00
Total	3,496	$507,473,259	100.00%	$145,158	665	93.72%

Other means not None, 12, 24, 36 or 60 months and not more than 60 months.

Aggregate Index Types

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
ARM Index	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
1YR LIBOR	543	$77,621,436	15.30%	$142,949	715	97.45%
6M LIBOR	2,083	310,157,562	61.12	148,899	642	94.42
1YR TRSRY-CMT	21	5,049,624	1.00	240,458	655	80.65
NA (Fixed)	849	114,644,637	22.59	135,035	691	89.86
Total	3,496	$507,473,259	100.00%	$145,158	665	93.72%

Aggregate Maximum Mortgage Rates

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
NA (Fixed)	849	$114,644,637	22.59%	$135,035	691	89.86%
7.000 - 7.999	2	431,652	0.09	215,826	695	80.00
9.000 - 9.999	1	235,200	0.05	235,200	654	68.00
10.000 - 10.999	26	5,710,301	1.13	219,627	644	80.36
11.000 - 11.999	106	21,057,047	4.15	198,651	690	87.07
12.000 - 12.999	442	84,627,824	16.68	191,466	691	92.21
13.000 - 13.999	946	139,277,910	27.45	147,228	666	96.06
14.000 - 14.999	758	98,626,430	19.43	130,114	629	97.13
15.000 - 15.999	296	34,927,638	6.88	117,999	609	97.16
16.000 - 16.999	65	7,463,948	1.47	114,830	597	95.66
17.000 - 17.999	5	470,672	0.09	94,134	608	94.17
Total	3,496	$507,473,259	100.00%	$145,158	665	93.72%

Aggregate Next Interest Rate Adjustment Date

Average	Weighted	Weighted
Current	% of Current	Current	Average	Average
Next Interest Rate	Number of	Principal	Principal	Principal	Credit	Original
Adjustment Date	Loans	Balance	Balance	Balance	Score	LTV
NA (Fixed)	849	$114,644,637	22.59%	$135,035	691	89.86%
July 2005	4	728,400	0.14	182,100	678	82.03
August 2005	10	2,721,227	0.54	272,123	704	80.41
September 2005	7	1,893,538	0.37	270,505	683	86.44
October 2005	5	1,339,876	0.26	267,975	626	85.44
November 2005	1	54,456	0.01	54,456	NA	100.00
December 2005	1	199,414	0.04	199,414	690	90.00
January 2006	2	485,690	0.10	242,845	613	96.17
March 2006	1	153,661	0.03	153,661	608	100.00
April 2006	1	378,423	0.07	378,423	587	90.00
May 2006	4	565,677	0.11	141,419	623	86.95
June 2006	1	103,702	0.02	103,702	621	95.00
July 2006	3	309,517	0.06	103,172	687	92.25
August 2006	6	784,633	0.15	130,772	662	96.80
September 2006	6	695,558	0.14	115,926	652	99.34
October 2006	2	255,743	0.05	127,872	571	94.54
November 2006	10	1,293,981	0.25	129,398	606	96.10
December 2006	30	4,845,420	0.95	161,514	606	94.70
January 2007	66	10,793,547	2.13	163,539	630	92.88
February 2007	512	67,307,461	13.26	131,460	637	95.60
March 2007	932	142,845,311	28.15	153,268	646	95.21
April 2007	308	42,498,931	8.37	137,984	639	96.52
May 2007	1	208,597	0.04	208,597	701	107.00
August 2007	1	359,600	0.07	359,600	644	95.00
September 2007	1	176,130	0.03	176,130	648	100.00
October 2007	1	58,427	0.01	58,427	609	85.00
November 2007	5	536,690	0.11	107,338	665	95.07
December 2007	5	867,306	0.17	173,461	627	80.61
January 2008	17	2,498,463	0.49	146,968	688	91.05
February 2008	94	13,858,147	2.73	147,427	673	94.94
March 2008	196	28,955,931	5.71	147,734	684	94.84
April 2008	300	42,133,429	8.30	140,445	719	98.75
May 2009	1	324,649	0.06	324,649	700	80.00
August 2009	1	467,994	0.09	467,994	601	76.00
September 2009	2	405,682	0.08	202,841	668	83.88
November 2009	4	1,238,397	0.24	309,599	656	85.08
December 2009	4	829,227	0.16	207,307	651	89.81
January 2010	17	2,995,757	0.59	176,221	707	85.84
February 2010	29	4,663,755	0.92	160,819	678	83.67
March 2010	53	10,978,874	2.16	207,149	682	86.21
April 2010	2	625,400	0.12	312,700	647	90.00
March 2015	1	392,000	0.08	392,000	625	69.00
Total	3,496	$507,473,259	100.00%	$145,158	665	93.72%

Aggregate Note Margin

					Weighted	Weighted
				Average	Average	Average
Note	Number of	Principal	% of Principal	Principal	Credit	Original
Margin (%)	Loans	Balance	Balance	Balance	Score	LTV
NA (Fixed)	849	$114,644,637	22.59%	$135,035	691	89.86%
2.000 - 2.499	40	8,974,552	1.77	224,364	651	80.93
2.500 - 2.999	19	4,551,913	0.90	239,574	646	82.28
3.000 - 3.499	368	57,890,969	11.41	157,312	735	93.38
3.500 - 3.999	67	12,766,787	2.52	190,549	684	87.90
4.000 - 4.499	191	27,462,917	5.41	143,785	695	99.09
4.500 - 4.999	39	7,045,594	1.39	180,656	676	91.61
5.000 - 5.499	124	22,037,199	4.34	177,719	685	97.52
5.500 - 5.999	65	12,010,043	2.37	184,770	662	90.82
6.000 - 6.499	179	34,094,709	6.72	190,473	659	93.18
6.500 - 6.999	267	41,145,633	8.11	154,103	647	95.06
7.000 - 7.499	423	59,336,616	11.69	140,276	628	96.71
7.500 - 7.999	350	46,465,044	9.16	132,757	621	96.74
8.000 - 8.499	250	28,239,480	5.56	112,958	614	96.41
8.500 - 8.999	145	17,617,105	3.47	121,497	608	97.28
9.000 - 9.499	80	8,652,836	1.71	108,160	596	95.47
9.500 - 9.999	32	3,266,428	0.64	102,076	605	96.49
10.000 - 10.499	5	672,140	0.13	134,428	589	98.95
10.500 - 10.999	3	598,657	0.12	199,552	569	93.77
Total	3,496	$507,473,259	100.00%	$145,158	665	93.72%